Exhibit 10.2
Execution Version

SECOND AMENDMENT TO
SECURED SUBORDINATED CONVERTIBLE NOTES

This Second Amendment to Secured Subordinated Convertible Notes (this “Amendment”), dated as of February 28, 2025 (the “Effective Date”), is entered into by and among Venus Concept Inc., a Delaware corporation (the “Company”), Venus Concept USA Inc. (“Venus USA”), Venus Concept Canada Corp. (“Venus Canada”), Venus Concept Ltd. (“Venus Israel” and together with Venus USA and Venus Canada, the “Guarantors”), Madryn Health Partners, LP, a Delaware limited partnership (“Madryn”), Madryn Health Partners (Cayman Master), LP, a Cayman Islands limited partnership (“Madryn Cayman,” and together with Madryn, each in their capacity as Holder under the Notes, the “Investors”), and Madryn Health Partners, LP, in its capacity as Collateral Agent under the Guaranty and Security Agreement (the “Collateral Agent”, and together with the Company, the Guarantors and the Investors, the “Parties”).

WHEREAS, the Parties are party to that certain Exchange Agreement, dated as of October 4, 2023, pursuant to which the Company issued and sold (i) to Madryn a secured subordinated convertible note in the aggregate principal amount of $8,432,946.88 (as amended to date, the “Madryn Note”), and (ii) to Madryn Cayman a secured subordinated convertible note in the aggregate principal amount of $14,358,801.44 (as amended to date, the “Madryn Cayman Note,” and together with the Madryn Note, the “Notes”).

WHEREAS, each Guarantor is a Grantor under that certain Guaranty and Security Agreement, dated as of December 9, 2020 (as amended, modified, restated or supplemented from time to time, the “Guaranty and Security Agreement”), pursuant to which the Grantors from time to time party thereto have granted a security interest to the Collateral Agent as collateral for the obligations of the Company under the Notes;

WHEREAS, each Note may be amended by a written instrument signed by the applicable Parties; and

WHEREAS, the Parties desire to amend certain terms of each Note.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Definitions. Capitalized terms used and not defined in this Amendment have the meanings given to such terms in the Notes or the Guaranty and Security Agreement, as applicable.

2.            Amendments.
(a)	Section 4.1(c) of each Note is amended and restated in its entirety to read as follows:

(c)     (i) The occurrence of any default, event of default, or similar term under (A) the MSPLP Facility; or (B) that certain Loan and Security Agreement, dated as of April 23, 2024, by and among Venus USA, the Company, Venus Canada, Venus Israel, Madryn and Madryn Cayman, as amended, restated or otherwise modified from time to time; or (ii) non-compliance by the Company with Section 4.15 (Shareholder Approval) of that certain Exchange Agreement, dated as of September 26, 2024, by and among the Company, Venus USA, Madryn and Madryn Cayman, as amended, restated or otherwise modified from time to time; in each case after the expiration of all applicable notice, grace and cure periods.

Exhibit 10.2
(b)          Section 29.52 of each Note is amended and restated in its entirety to read as follows:

29.52  “Maturity Date” means December 9, 2026.
3.          Collateral Matters. As of the Effective Date, each Guarantor hereby irrevocably, absolutely and unconditionally reaffirms its status as a Grantor under the Guaranty and Security Agreement and agrees to be bound by all terms, conditions, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, including without limitation the grant pursuant to Section 3 of the Guaranty and Security Agreement of a security interest to the Collateral Agent, for the benefit of the Secured Parties, in the property and rights constituting Collateral of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Obligations, all with the same force and effect as if such Guarantor were a signatory to the Guaranty and Security Agreement.

4.            Full Force and Effect. Except as amended hereby, the Notes shall remain in full force and effect in accordance with the provisions thereof, as in effect on the date hereof.

[Signature Pages Follow]

Exhibit 10.2
IN WITNESS WHEREOF, the Parties have caused this Amendment to Secured Subordinated Convertible Notes to be executed to be effective as of the date first written above.

VENUS CONCEPT INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	CEO

VENUS CONCEPT USA INC., as a Guarantor and Grantor under the Guaranty and Security Agreement

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Assistant Secretary

VENUS CONCEPT CANADA CORP., as a Guarantor and Grantor under the Guaranty and Security Agreement

By:	/s/ Hemanth Varghese
Name:	Hemanth Varghese
Title:	President and General Manager

VENUS CONCEPT LTD, as a Guarantor and Grantor under the Guaranty and Security Agreement

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	Chief Executive Officer

[Second Amendment to Secured Subordinated Convertible Notes]

Exhibit 10.2
MADRYN HEALTH PARTNERS, LP, as an Investor

By:	Madryn Health Advisors, LP, its General Partner

By:	Madryn Health Advisors GP, LLC, its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP, as an Investor

By:	Madryn Health Advisors, LP, its General Partner

By:	Madryn Health Advisors GP, LLC, its General Partner

By:	/s/Avinash Amin
Name:	Avinash Amin
Title:	Member

MADRYN HEALTH PARTNERS, LP, as Collateral Agent

By:	Madryn Health Advisors, LP, its General Partner

By:	Madryn Health Advisors GP, LLC, its General Partner

By:	/s/Avinash Amin
Name:	Avinash Amin
Title:	Member

[Second Amendment to Secured Subordinated Convertible Notes]